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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 17, 2005

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    1-7598                 94-2359345
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 (State or Other Jurisdiction     (Commission File          (IRS Employer
       of Incorporation)              Number)             Identification No.)

               3100 Hansen Way, Palo Alto, CA                  94304-1030
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          (Address of Principal Executive Offices)             (Zip Code)

        Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

        EXECUTIVE COMPENSATION.

        As described in further detail in Item 5.02 below and in the press release attached hereto as Exhibit 99.1, on November 17, 2005, Varian Medical Systems, Inc. (the "Company") announced that Richard M. Levy, Chairman of the Board and Chief Executive Officer of the Company, will retire as Chief Executive Officer effective as of the close of business on February 17, 2006, and the Board of Directors of the Company (the "Board") appointed Timothy E. Guertin as the Company's new Chief Executive Officer, in addition to his title as President, effective as of close of business on February 17, 2006. In connection with Mr. Guertin's new position, the Board approved an annual base salary for Mr. Guertin for fiscal year 2006 of $700,000, to be effective as of the close of business on February 17, 2006.

        Also on November 17, 2005, the Compensation and Management Development Committee of the Board approved new compensation arrangements for the other named executive officers (determined by reference to the Company's 2005 proxy statement dated December 28, 2004), as well as Dow R. Wilson, who joined the Company in January 2005 and currently serves as Corporate Executive Vice President.(1) Set forth below are the annual base salaries for fiscal year 2006:

Elisha W. Finney, Corporate Senior Vice President and
 Chief Financial Officer                                             $  410,000
Robert H. Kluge, Corporate Vice President                            $  324,000
Dow R. Wilson, Corporate Executive Vice President                    $  528,000

        The Compensation and Management Development Committee also authorized the payment of annual incentive awards (bonuses) for the fiscal year ended September 30, 2005 under the Company's Management Incentive Plan. The payments were based on performance goals for the named executive officers and certain other executives established by the Compensation and Management Development Committee in November 2004 (described in the Company's Current Report on Form 8-K dated November 18, 2004, filed November 24, 2004).

        Set forth below are the incentive payments for fiscal year 2005:

Richard M. Levy                                                      $ 1,001,532
Timothy Guertin                                                      $   442,801
Elisha W. Finney                                                     $   281,506
Robert H. Kluge                                                      $   324,019

        Mr. Wilson did not participate in the Management Incentive Plan in fiscal year 2005.

        In addition to authorizing Management Incentive Plan payments for fiscal year 2005, the Compensation and Management Development Committee set the performance goals for the named executive officers and certain other executives for fiscal year 2006, all of which are based on a percentage earnings before interest and taxes ("EBIT") growth formula. For Mr. Guertin and Ms. Finney, their performance goals are based 100% on Company-wide EBIT performance. For Mr. Kluge, his performance goal is based 50% on EBIT performance of the X-Ray Products business segment and 50% on Company-wide EBIT performance and, for Mr. Wilson, his performance goal is based 50% on EBIT performance of the Oncology Systems business segment and 50% on Company-wide EBIT performance.

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(1) Mr. Wilson's compensation arrangements are governed by an employment letter, as amended.

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Achievement of 100% of the goal will entitle the individuals listed below to the percentage of base salary that appears opposite his or her name below.

        Timothy Guertin(effective February 18, 2006)          100%
        Elisha W. Finney                                       80%
        Robert H. Kluge                                        60%
        Dow R. Wilson(2)                                       80%

        REVISED NONQUALIFIED STOCK OPTION AGREEMENT UNDER THE 2005 OMNIBUS STOCK PLAN

        On November 17, 2005, the Compensation and Management Development Committee approved revised forms of Nonqualified Stock Option Agreement for Officers under the 2005 Omnibus Stock Plan. Attached hereto as Exhibit 99.2 is the revised form of Nonqualified Stock Option Agreement for Officers under the 2005 Omnibus Stock Plan. This form was first used in connection with the November 17, 2005 grants.

        COMPENSATION FOR LEVY AS NON-EXECUTIVE EMPLOYEE

        On November 17, 2005, the Board also approved the following compensation arrangement for Dr. Levy in his role as a non-executive employee of the Company, to be effective as of the close of business on February 17, 2006:

    o   base salary of $500,000 per annum;
    o   provision of a leased offsite office space at fair market value;
    o   provision of a part-time administrator; and
    o payment of accrued paid-time-off ("PTO") at his annual base salary rate as of the end of fiscal year 2005.

Effective as of the close of business on February 17, 2006, Dr. Levy will be:

    o ineligible to accrue PTO effective as of the close of business on February 17, 2006
    o ineligible to participate in executive perquisite programs, including the Executive Car Program and reimbursement for executive physicals and for financial, estate and tax planning services; and
    o   ineligible for grants of stock options in fiscal year 2006.

In his new role as a non-executive employee of the Company (and in addition to his responsibilities as Chairman of the Board), Dr. Levy will provide on-going advice and counsel to the management of the Company on strategic business and technological matters, will continue to have involvement with investor groups and key customers and will provide transitional support.

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(2) Mr. Wilson's fiscal year 2006 target percentage of 80% of base salary upon achievement of 100% of the performance goals represents a modification to Mr. Wilson's employment letter, as amended, which originally set forth a fiscal year 2006 target percentage of 75% of base salary.

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        DIRECTOR COMPENSATION.

        On November 17, 2005, the Board approved a new structure for the cash portion of the non-employee director compensation. The new cash compensation, which takes effect on February 16, 2006, provides that each director who is not a Company employee will receive an annual retainer of $45,000. The "lead" outside director will receive an extra annual retainer of $15,000, the chairs of the Compensation and Management Development Committee and the Nominating and Corporate Governance Committee will receive an extra $10,000 annual retainer, and the chair of the Audit Committee will receive an extra $15,000 annual retainer. Each non-employee director also will receive meeting fees as follows for each meeting that he or she attends:

                                                           Attended meeting by
                                        Attended meeting      telephone or
                                           in-person        video conference
                                        ----------------   --------------------
In-person Board meeting                 $          2,000   $              1,000
Telephonic or video Board meeting                    N/A   $              2,000
In-person Committee meeting             $          1,500   $                750
Telephonic or video Committee meeting                N/A   $              1,500

Each non-employee director also r     eceives reimbursement for out-of-pocket
expenses of the director and the director's spouse associated with attending such meetings.

        Directors may convert their annual retainers to options to purchase the Company's common stock at the rate of $1 cash to $4 of stock options, at an exercise price equal to the fair market value of the common stock on the grant date. These options are immediately exercisable and expire ten years after the grant date unless terminated earlier. Directors may alternatively elect to defer their retainer and/or meeting fees under the Varian Medical Systems, Inc. 2005 Deferred Compensation Plan described below.

        DEFERRED COMPENSATION ARRANGEMENTS

        On November 17, 2005, the Board approved an amendment to the Company's existing Varian Medical Systems, Inc. Deferred Compensation Plan (the "Frozen Plan") freezing it such that no new deferrals will be made pursuant to the Frozen Plan as of January 1, 2005. The Frozen Plan's name was also changed to the "Varian Medical Systems, Inc. Frozen Deferred Compensation Plan." The purpose of this action was to ensure that amounts previously deferred under the Frozen Plan would be grandfathered and, therefore, not be subject to the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), which is generally effective January 1, 2005. Thus, any amounts credited to participant accounts (and fully vested) under the Frozen Plan as of December 31, 2004 will be subject to the terms of the Frozen Plan as in effect on December 31, 2004.

        In addition, the Board approved the adoption of a new nonqualified deferred compensation plan, the "Varian Medical Systems, Inc. 2005 Deferred Compensation Plan (the "2005 Plan"). The 2005 Plan is effective as of January 1, 2005 and applies to amounts deferred on or after January 1, 2005. The 2005 Plan is intended to comply with Section 409A of the Code and, like the Frozen Plan, is intended to provide deferred compensation for a select group of management or highly compensated employees and directors as selected by the administrator or a person or persons appointed by the administrator. For this purpose, the administrator of the 2005 Plan will be the Compensation and Management Development Committee.

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        Each participant in the 2005 Plan may elect to defer payment of his or her base annual salary, incentive payments, or director fees, as applicable. The maximum amount of deferrals will be 75% of base annual salary, and 100% of incentive payments and director fees. Amounts deferred by a participant are credited to a bookkeeping account maintained on behalf of each participant. These bookkeeping accounts are utilized solely as a device for the measurement and determination of amounts to be paid to a participant, or his or her designated beneficiary, pursuant to the terms of the 2005 Plan. Although amounts will remain subject to the Company's creditors, the Company's existing rabbi trust will be used to pay 2005 Plan benefits.

        In addition to these elective deferral amounts, each calendar year, the Company will credit an amount to the participant's account, the "Company Supplement Contribution Amount," equal to the product of (a) the excess of the participant's base annual salary and other incentive payments over the compensation limit imposed by Section 401(a)(17) of the Code; and (b) the Company's matching contribution rate under the Varian Medical Systems, Inc. Retirement Plan as amended and restated January 1, 2004. Further, the Company may credit additional amounts on a discretionary basis on behalf of the 2005 Plan's participants (these discretionary contributions, together with the Company Supplemental Contribution Amount, are referred to as "Company Contributions").

        Amounts credited to each participant under the 2005 Plan will be adjusted for earnings and losses based upon hypothetical investment elections made by the participant. One of these investment options will be a "phantom stock fund" which is based on the rate of return of the Company's common stock. Under the 2005 Plan, a participant may make separate distribution elections with respect to each year's deferrals. These distribution elections will include the ability to elect a single lump-sum payment or installment payments for employees who retire from the Company. Deferrals also may be paid out prior to separation from service in the event of a financial hardship, or if the participant makes a "short-term payment election." A "short-term deferral election" must be made at the time the participant makes his or her initial deferral elections. Amounts credited as Company Contributions only will be paid in the form of a lump sum following a participant's separation from service. Non-retirement separations from service generally will result in payments being made in the form of single lump sums.

        All deferral elections, including payment elections, under the 2005 Plan are intended to comply with the requirements of Section 409A of the Code. The Company may terminate the 2005 Plan by action of the Board in which event benefits will be distributed as soon as Section 409A of the Code permits.

        The foregoing description of the 2005 Plan is qualified in its entirety by reference to the 2005 Plan, a copy of which is attached hereto as Exhibit 99.3.

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

        On November 17, 2005, Richard M. Levy, currently Chairman of the Board and Chief Executive Officer of the Company, announced his plans to retire as Chief Executive Officer of the Company effective as of the close of business on February 17, 2006. Dr. Levy will remain a non-executive employee of the Company and will continue to serve as Chairman of the Board.

        On November 17, 2005, the Board of Directors appointed Timothy E. Guertin as the Company's new Chief Executive Officer, in addition to his title as President, effective as of close of business on February 17, 2006. Mr. Guertin, 56, has been a director, President and Chief Operating Officer of the Company since August 2005. Prior to that, Mr. Guertin was Executive Corporate Vice President and Chief Operating Officer since January 2005. He had been Executive Corporate Vice President of the Company from October 2002 to August 2005 and Corporate Vice President of the Company from 1992 to September 2002. Mr. Guertin was also President of the Oncology Systems business unit from [1992] to January 2005. Mr. Guertin's new compensation as President and Chief Executive Officer is described under Item 1.01 above and incorporated by reference into this item.

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Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in
            Fiscal Year

        On November 17, 2005, the Board has also amended the By-Laws of the Company to clarify language regarding the circumstances in which a lead director should be appointed. Whereas Section 17 of the By-Laws previously stated that a lead director should be appointed when the Chairman of the Board and Chief Executive Officer are the same person, it now specifies that a lead director should be appointed in the event the Chairman of the Board is an employee director or is otherwise not an independent director. A copy of the Company's Amended and Restated By-Laws is attached hereto as Exhibit 99.4 and incorporated herein by reference.

Item 8.01   Other Events

        On November 21, 2005, the Company issued a press release reporting that the Board had approved the Company's repurchase of up to 6,000,000 shares of its common stock from time to time until December 31, 2006. A copy of the press release is attached as Exhibit 99.5 and incorporated by reference into this item.

Item 9.01.  Financial Statements and Exhibits

(c)    Exhibits.

       99.1 Press Release dated November 17, 2005 announcing Varian Medical Systems' CEO Richard M. Levy Announces Plans to Retire in February 2006; Board of Directors Names Timothy E. Guertin as Successor.

       99.2  Nonqualified Stock Option Agreement for Officers

       99.3  2005 Deferred Compensation Plan

       99.4  Amended and Restated By-Laws of Varian Medical Systems, Inc.

       99.5 Press Release dated November 21, 2005 announcing Varian Medical Systems' Board of Directors Authorizes Repurchase of Another Six Million Shares of Stock.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Varian Medical Systems, Inc.


                                                By:    /s/ JOHN W. KUO
                                                       -------------------------
                                                Name:  John W. Kuo
                                                Title: Corporate Vice President,
                                                       General Counsel and
                                                       Corporate Secretary

Dated:  November 23, 2005

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                                  EXHIBIT INDEX

Number                                    Exhibit
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  99.1      Press Release dated November 17, 2005 announcing Varian Medical
            Systems' CEO Richard M. Levy Announces Plans to Retire in February 2006; Board of Directors Names Timothy E. Guertin as Successor.
  99.2      Nonqualified Stock Option Agreement for Officers
  99.3      2005 Deferred Compensation Plan
  99.4      Amended and Restated By-Laws of Varian Medical Systems, Inc.
  99.5 Press Release dated November 21, 2005 announcing Varian Medical Systems' Board of Directors Authorizes Repurchase of Another Six Million Shares of Stock.

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